                                                                    EXHIBIT 10.4



                            FIRST AMENDMENT TO THE
                     FIRST AMENDED AND RESTATED AGREEMENT
                           OF LIMITED PARTNERSHIP OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     This FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF WESTFIELD AMERICA LIMITED PARTNERSHIP, dated as of August 12, 1998 (this "Amendment"), is being executed by Westfield America, Inc., a Missouri corporation (the "Managing General Partner"), as the managing general partner of Westfield America Limited Partnership, a Delaware limited partnership (the "Partnership"), and on behalf of the Limited Partners pursuant to the authority conferred on the Managing General Partner by Sections 2.4 and 12.3 of the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998 (the "Agreement"). Capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

    WHEREAS, pursuant to Sections 7.1 and 12.3 of the Agreement, the Managing General Partner is authorized to determine the designations, preferences and relative, participating, optional or other special rights, powers and duties of additional Partnership Units and to amend the Agreement, and the Managing General Partner is hereby creating the Partnership Preferred Units with the designations, preferences and other rights, terms and provisions as set forth on Exhibit J and Exhibit K attached hereto.
---------     ---------

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Agreement is hereby amended by the addition of a two new exhibits, entitled "Exhibit J" and "Exhibit K" in the form attached hereto, which shall be
          ---------       ---------
attached to and made a part of the Agreement.

     2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

     3. This Amendment shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                         WESTFIELD AMERICA, INC.,
                         Managing General Partner



                         By: /s/ Irv Hepner
                             --------------------------
                             Name:  Irv Hepner
                             Title: Secretary


                         ALL LIMITED PARTNERS

                         By: Westfield America, Inc., as attorney-in-fact pursuant to the power of attorney granted under
                              Section 2.4 of the Agreement.


                         By: /s/ Irv Hepner
                             --------------------------
                             Name:  Irv Hepner
                             Title: Secretary

                                   EXHIBIT J

                    PARTNERSHIP UNIT DESIGNATION OF SERIES C
                         PARTNERSHIP PREFERRED UNITS OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     1.   Creation, Number and Designation.

     A class of Partnership Preferred Units is hereby created and designated as "Series C Partnership Preferred Units." The number of Partnership Preferred Units constituting the Series C Partnership Preferred Units shall be 416,667. The number of Series C Partnership Preferred Units may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance). Each Series C Partnership Preferred Unit shall be identical in all respects to each other Series C Partnership Preferred Unit.

     2.   Definitions.

     For purposes of this Partnership Unit Designation, the following terms shall have the respective meanings indicated in this Section 2, and capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement:

     "Affiliate" of, or Person "Affiliated" with, a specified Person, shall mean a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Person specified. For purposes of the Corporation, Affiliate shall include, without limitation, Westfield Holdings Limited ("WHL"), Westfield America Trust, Frank Lowy, David Lowy, Peter Lowy and Steven Lowy (such individuals being the "Lowy Family").

     "Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998, as amended, modified, supplemented or restated, from time to time.

     "Base Distribution" shall mean an annual distribution per Series C Partnership Preferred Unit equal to 8.5% of the Liquidation Preference per Series C Partnership Preferred Unit.

     "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the capital stock of the Corporation.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York, are authorized or required by law, regulation or executive order to close.

     "Call Date" shall mean the date specified in the notice to holders required under Section 5 (d) as the Call Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the common stock, par value$0.01 per share, of the Corporation.

     "Consolidated EBITDA" for any quarter shall mean the consolidated net income of the Corporation (before extraordinary income or gains and less equity in income of unconsolidated real estate partnerships), calculated in a manner consistent with the Corporation's financial statements filed with the Securities and Exchange Commission, increased by the sum of the following (without duplication):

          (a) the Corporation's pro rata share of EBITDA from unconsolidated real estate partnerships calculated in a manner consistent with this definition of Consolidated EBITDA,

          (b) all income taxes paid or accrued according to GAAP for such quarter (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses except to the extent that such gains were not included in Consolidated EBITDA),

          (c) all interest expense paid or accrued in accordance with GAAP for such quarter (including financing fees and amortization of deferred financing fees or amortization of original issue discount, but excluding capitalized interest),

          (d) depreciation and depletion reflected in such net income,

          (e) amortization reflected in such net income including, without limitation, amortization of capitalized debt issuance costs (only to the extent that such amounts have not been previously included in the amount of Consolidated EBITDA pursuant to paragraph (c) above), goodwill, other intangibles and management fees, and

          (f) any other noncash charges, to the extent deducted from consolidated net income (including, but not limited to, income allocated to minority interests).

     "Consolidated Fixed Charges" for any quarter shall mean the sum of:

          (a) the Corporation's pro rata share of fixed charges from unconsolidated real estate partnerships calculated in a manner consistent with this definition of Consolidated Fixed Charges,

          (b) all interest expense paid or accrued in accordance with GAAP for such quarter (including, without duplication, financing fees and amortization of deferred financing fees or amortization of original issue discount),

          (c) distribution requirements with respect to preferred stock and any other preferred securities for such quarter (not including any portion of preferred stock distributions the calculation of which is based on the distribution paid in such quarter to the holders of shares of the Corporation's Common Stock), whether or not declared or paid,

          (d) regularly scheduled amortization of principal of debt during such quarter (other than any balloon payments at maturity) and

          (e)  all ground rent payments.

     "Constituent Person" shall have the meaning set forth in Section 6(e) hereof.

     "Conversion Date" shall have the meaning set forth in Section 6(a) hereof.

     "Conversion Price" shall mean the conversion price per Partnership Common Unit for which the Series C Partnership Preferred Unit is convertible, as such Conversion Price may be adjusted pursuant to Section 6. The initial conversion price shall be $18.00.

     "Corporation" shall mean Westfield America, Inc., a Missouri corporation.

     "Current Market Price" of publicly traded Common Stock or any other class of stock or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market ("NASDAQ") or, if such security is not quoted on NASDAQ, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. (the "NASD") or, if bid and asked prices for such security on such day shall not have been reported through the NASD, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors.

     "Distribution Payment Date" shall mean (i), for any Distribution Period with respect to which the Partnership pays a distribution on the Partnership Common Unit, the date on which such distribution is paid or (ii), for any Distribution Period with respect to which the Partnership does not pay a distribution on the Partnership Common Unit, a date to be set by the Managing General Partner, which date shall not be later than the thirtieth calendar day after the end of the applicable Distribution Period.

     "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period with respect to any Series C Partnership Preferred Units (other than the initial Distribution Period, which shall commence on the Grant Date for such Series C Partnership Preferred Units and end on and include the last day of the calendar quarter immediately following such Grant Date, and other than the Distribution Period during which any Series C Partnership Preferred Units shall be redeemed pursuant to Section 5 or converted pursuant to Section 6, which shall end on and include the Call Date or Conversion Date with respect to the Series C Partnership Preferred Units being redeemed or converted, as applicable).

     "Expiration Time" shall have the meaning set forth in Section 6(d)(iv) hereof.

     "Fair Market Value" shall mean the average of the daily Current Market Prices of a share of the Corporation's Common Stock on the five (5) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "Fixed Charge Coverage Violation" shall have the meaning set forth in
Section 3(a) hereof.

     "Fully Junior Units" shall have the meaning set forth in Section 9(d) hereof.

     "Funds from Operations" shall mean net income (loss) (computed in accordance with generally accepted accounting principles) excluding gains (or losses) from debt restructuring, and distributions in excess of earnings allocated to other operating partnership interests or minority interests (as reflected in the financial statements of the Corporation) plus depreciation/amortization of assets unique to the real estate industry, all computed in a manner consistent with the revised definition of Funds From Operations adopted by the National Association of Real Estate Investment Trusts (NAREIT), in its White Paper dated March 1995, as such definitions may be modified from time to time.

     "Grant Date" shall mean the date on which the Series C Partnership Preferred Units are issued.

     "Junior Units" shall have the meaning set forth in Section 9(c) hereof.

     "Non-Electing Share" shall have the meaning set forth in Section 6(e) hereof.

     "Partnership" shall mean Westfield America Limited Partnership, a Delaware limited partnership.

     "Parity Units" shall have the meaning set forth in Section 9(b) hereof.

     "Person" shall mean any individual, firm, partnership, corporation, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Purchased Shares" shall have the meaning set forth in Section 6(d)(iv) hereof.

     "REIT Termination Event" shall mean the earliest to occur of:

          (a) the filing of a federal income tax return by the Corporation for any taxable year on which the Corporation does not compute its income as a real estate investment trust;

          (b) the approval by the shareholders of the Corporation of a proposal for the Corporation to cease to qualify as a real estate investment trust;

          (c) a determination by the Board of Directors of the Corporation, based on the advice of counsel, that the Corporation has ceased to qualify as a real estate investment trust; or

          (d) a "determination" within the meaning of Section 1313(a) of the Code that the Corporation has ceased to qualify as a real estate investment trust.

     "Securities" and "Security" shall have the meanings set forth in Section 6(d)(iii) hereof.

     "Series C Partnership Preferred Unit" means a Partnership Unit created under this Partnership Unit Designation, with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in this Exhibit J.
              ---------

     "Senior Units" shall have the meaning set forth in Section 9(a) hereof.

     "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of distributions by the Managing General Partner, the allocation of funds to be so paid on any series or class of partnership units of the Partnership; provided, however, that if any funds for any class or series of
             --------  -------
Junior Units or Fully Junior Units or any class or series of Parity Units are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series C Partnership Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on NASDAQ, or if such securities are not quoted on NASDAQ, in the securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in Section 6(e) hereof.

     "Transfer Agent" shall mean the Managing General Partner, or such other agent or agents of the Partnership as may be designated by the Managing General Partner as the transfer agent, registrar and distribution disbursing agent for the Series C Partnership Preferred Units.

     3.   Distributions.

          (a) Holders of Series C Partnership Preferred Units shall not be entitled to any distributions on the Series C Partnership Preferred Units, whether payable in cash, property or stock, except as provided in this Exhibit
                                                                       -------
J.
-
          (b) Subject to the preferential rights of the holders of any Partnership Preferred Units that rank senior in the payment of distributions to the Series C Partnership Preferred Units and subject to paragraph (c) of this
Section 3, the holders of Series C Partnership Preferred Units shall be entitled to receive, when, as and if declared by the Managing General Partner, but only out of funds legally available for the payment of distributions, cumulative preferential distributions payable in cash to holders of record on the respective date, not exceeding 50 days preceding such distribution payment date, fixed for the purpose by the Managing General Partner in advance of payment of each particular distribution in an amount equal to the greater of (A) the Base Distribution per unit per annum and (B) an amount per unit equal to the Liquidation Preference of a Series C Partnership Preferred Unit (exclusive of accrued but unpaid distributions) divided by the Conversion Price (the "Series C Common Equivalent Factor") times the dollar amount of cash distributions declared with respect to each Partnership Common Unit that does not result in an adjustment to the Conversion Price pursuant to subparagraph (d)(iii) of Section 6 (such product, the "Series C Common Equivalent Amount") for the same annual period; provided, however, that if as a result of the quarterly distributions
        --------  -------
paid in accordance with the following sentence, the holders of Series C Partnership Preferred Units shall have received for any calendar year more distributions than such units shall be entitled under subparagraphs (A) and (B) above (as adjusted pursuant to the third and eighth sentences of this Section
3), the distributions payable in respect of Series C Partnership Preferred Units in subsequent calendar years shall be reduced to the extent of such overpayment.

          Subject to the proviso of the preceding sentence of this Section 3(b), the distribution paid in respect of each quarterly period in each calendar year shall be determined as follows (in each case, excluding any additional payment made pursuant to the following sentence) : (1) for the first quarter, the greater of 25% of the Base Distribution per unit and the Series C Common Equivalent Amount for the same quarter; (2) for the second quarter, an amount such that the aggregate amount to be received per Series C Partnership Preferred Unit in respect of the first two quarters of such calendar year shall be the greater of 50% of the Base Distribution per unit and the Series C Common Equivalent Amount for the same two quarters; (3) for the third quarter, in amount such that the aggregate amount to be received per Series C Partnership Preferred Unit in respect of the first three quarters of such calendar year shall be the greater of 75% of the Base Distribution per unit and the Series C Common Equivalent Amount for the same three quarters; and (4) for the fourth quarter, an amount such that the aggregate amount to be received per Series C Partnership Preferred Unit in respect of such calendar year shall be the amount provided in the preceding sentence of this Section 3(b). Notwithstanding the foregoing, for any quarter in which a Fixed Charge Coverage Violation

(as defined below) has occurred, the distribution payable per Series C Partnership Preferred Unit shall be 1.20 times the amount provided in the preceding sentence. A "Fixed Charge Coverage Violation" shall occur for any quarter that the ratio of the Corporation's Consolidated EBITDA to its Consolidated Fixed Charges is below 1.40 to 1.

          The distributions shall begin to accrue as set forth above and shall be fully cumulative from the first day of the applicable Distribution Period, whether or not in any Distribution Period or Periods there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if declared by the Managing General Partner, in arrears on the Distribution Payment Dates. Accumulated but unpaid distributions for any past quarterly Distribution Periods may be declared and paid at any time, without reference to any regularly scheduled quarterly Distribution Payment Date, to holders of record on such date, not exceeding 50 days preceding such Distribution Payment Date, fixed for the purpose by the Managing General Partner in advance of payment of each particular distribution. Any distribution payment made on Series C Partnership Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to Series C Partnership Preferred Units which remains payable. Beginning with the quarter in which a REIT Termination Event Occurs, all distributions payable per Series C Partnership Preferred Unit pursuant to this Section 3 shall be multiplied by 2.5.

          (c) The initial Distribution Period for the Series C Partnership Preferred Units will include a partial distribution for the period from the Grant Date until the last day of the calendar quarter immediately following such Grant Date. The amount of distributions payable for such initial period, or any other period shorter than a full quarterly Distribution Period, on the Series C Partnership Preferred Units shall be computed by dividing the number of days in such period by 90 and multiplying the result by the Series C Equity distribution determined in accordance with Section 3(b). Holders of Series C Partnership Preferred Units shall not be entitled to any distributions, whether payable in cash, property or partnership units, in excess of cumulative distributions, as herein provided, on the Series C Partnership Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series C Partnership Preferred Units which may be in arrears.

          (d) So long as any of the Series C Partnership Preferred Units are outstanding, except as described in the immediately following sentence, no distributions shall be declared, paid or set apart for payment by the Partnership, and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any class or series of Parity Units for any period unless distributions equal to the full amount of accumulated and unpaid distributions have been, or contemporaneously are, paid with respect to the Series C Partnership Preferred Units for all Distribution Periods terminating on or prior to the Distribution Payment Date with respect to such class or series of Parity Units. When the distributions provided for in
Section 3(b) hereof are not paid in full, all distributions paid with respect to the Series C Partnership Preferred Units and all distributions paid with respect to any other class or series of Parity Units shall be paid ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series C Partnership Preferred Units and accumulated and unpaid on such Parity Units.

          (e) So long as any Series C Partnership Preferred Units are outstanding, no distributions (other than distributions paid solely in Fully Junior Units or options, warrants or rights to subscribe for or purchase Fully Junior Units) shall be paid by the Partnership, and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units), directly or indirectly, by the Partnership (except by conversion into or exchange for Fully Junior Units), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of Junior Units in respect thereof, directly or indirectly, by the Partnership unless in each case the full cumulative distributions (including all accumulated and unpaid distributions) on all outstanding Series C Partnership Preferred Units and any other Parity Units of the Partnership shall have been or contemporaneously are declared and paid or declared and set apart for payment for all past Distribution Periods with respect to the Series C Partnership Preferred Units and all Distribution Periods terminating on or prior to the date of payment of the Series C Partnership Preferred Units and all Distribution Periods terminating on or prior to the date of payment on all Parity Units of the Partnership with respect to such Parity Units. Subject to the foregoing, and not otherwise, such distributions may be declared by the Managing General Partner and paid on any Partnership Common Units from time to time out of funds legally available therefor, and the Series C Partnership Preferred Units shall not be entitled to participate in any such distributions, whether payable in cash, partnership units or otherwise.

          (f) No distributions on the Series C Partnership Preferred Units shall be declared by the Managing General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

          (g) In determining whether a distribution by cash payment, redemption or other acquisition of Units or otherwise is permitted under Delaware law, no effect shall be given to amounts that would be needed, if the Partnership were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders whose preferential rights on dissolution are superior to those receiving the distribution.

          (h) Notwithstanding the foregoing, it is acknowledged that the Managing General Partner may, pursuant to the Agreement, elect to make distributions on the Partnership Common Units on a more or less frequent basis than quarterly and provide for an appropriate record date; in the event that the Managing General Partner elects to effect such a non-quarterly distribution, the Managing General Partner may, in its sole and absolute discretion, cause a Distribution Period (and related Distribution Payment Date) to be established to reflect the period established for such Partnership Common Unit distributions and to make such revisions to the distributions provided in Section 3(b) hereof as may be required to reflect that more or less than four Distribution Payment

Dates will occur during the relevant calendar year.

     4.   Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, subject to the prior preferences and other rights of any Senior Units, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of the Series C Partnership Preferred Units shall be entitled to receive One Hundred Eighty Dollars ($180.00) (the "Liquidation Preference") per Series C Partnership Preferred Unit plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of liquidation, dissolution or winding up of the affairs of the Partnership (any such date, a "Series C Liquidation Date"), but such holders shall not be entitled to any further payment; provided
                                                                       --------
that the distribution payable with respect to the Distribution Period containing the Series C Liquidation Date shall be equal to the distribution determined pursuant to Section 3 above for the preceding Distribution Period times a fraction equal to the actual number of days elapsed from the end date of the calendar quarter most recently completed to the relevant Series C Liquidation Date over 90 days. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of the Series C Partnership Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other units of any class or series of Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Partnership Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series C Partnership Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Partnership with one or more corporations, partnerships or other entities or (ii) a sale, lease or conveyance of all or substantially all of the Partnership's property or business shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

          (b) Subject to the rights of the holders Parity Units or Senior Units, upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of the Series C Partnership Preferred Units, as provided in this Section 4, the holders of Series C Partnership Preferred Units shall have no other claim to the remaining assets of the Partnership, and any other series or class or classes of Junior Units shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Partnership Preferred Units shall not be entitled to share therein.

     5.   Redemption at the Option of the Corporation.

          (a) The Series C Partnership Preferred Units shall not be redeemable by the Partnership prior to August 12, 2008. On and after August 12, 2008, the Partnership, at its option, may redeem the Series C Partnership Preferred Units, in whole at any time or from time to time in part, in minimum increments of $10.0 million of aggregate Liquidation Preference of such units, out of funds legally available therefor at a redemption price payable in cash equal to 100% of the Liquidation Preference per Series C Partnership Preferred Units (plus all accumulated, accrued and unpaid distributions as provided in paragraph (b) below).

          (b) Upon any redemption of Series C Partnership Preferred Units pursuant to this Section 5, the Partnership shall pay all accrued and unpaid distributions, if any, thereon to the Call Date, without interest. If the Call Date falls after a distribution payment record date and prior to the corresponding Distribution Payment Date, then each holder of Series C Partnership Preferred Units at the close of business on such distribution payment record date shall be entitled to the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding any redemption of such units before such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series C Partnership Preferred Units called for redemption.

          (c) If full cumulative distributions on the Series C Partnership Preferred Units and any other class or series of Parity Units of the Partnership have not been declared and paid or declared and set apart for payment, the Series C Partnership Preferred Units may not be redeemed under this Section 5 in part, and the Partnership may not purchase or acquire Series C Partnership Preferred Units, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series C Partnership Preferred Units.

          (d) Notice of the redemption of any Series C Partnership Preferred Units under this Section 5 shall be mailed by first-class mail or recognized overnight courier to each holder of record of Series C Partnership Preferred Units to be redeemed at the address of each such holder as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the Call Date. Neither the failure to mail any notice required by this paragraph (d), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of Series C Partnership Preferred Units to be redeemed and, if fewer than all the units held by such holder are to be redeemed, the number of such units to be redeemed from such holder; (3) the redemption price; (4) the place or places at which certificates for such units are to be surrendered; (5) the then-current Conversion Price; and (6) that distributions on the units to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, distributions on the Series C Partnership Preferred Units so called for redemption shall cease to accrue, (ii) such units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series C Partnership Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any distributions payable thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the

Partnership shall deposit with a bank or trust company that has an office in the Borough of Manhattan, City of New York, and that has capital and surplus of at least $150,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series C Partnership Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Series C Partnership Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such units so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

          As promptly as practicable after the surrender in accordance with such notice of the certificates for any such units so redeemed (properly endorsed or assigned for transfer, if the Partnership shall so require and if the notice shall so state), such units shall be exchanged for any cash (without interest thereon) for which such units have been redeemed. If fewer than all the outstanding Series C Partnership Preferred Units are to be redeemed, units to be redeemed shall be selected by the Partnership from outstanding Series C Partnership Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the Partnership in its sole discretion to be equitable. If fewer than all the Series C Partnership Preferred Units evidenced by any certificate are redeemed, then new certificates evidencing the unredeemed Series C Partnership Preferred Units shall be issued without cost to the holder thereof.

     6. Conversion. Holders of Series C Partnership Preferred Units shall have the right to convert all or a portion of such units into Partnership Common Units, as follows:

          (a) Subject to and upon compliance with the provisions of this Section 6, a holder of Series C Partnership Preferred Units shall have the right, at his or her option, at any time (such time being the "Conversion Date"), to convert all or any portion of such units into the number of Partnership Common Units obtained by dividing the aggregate Liquidation Preference of such units (inclusive of accrued but unpaid distributions) by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 6) by surrendering such units to be converted, such surrender to be made in the manner provided in paragraph (b) of this
Section 6; provided, however, that the right to convert Series C Partnership
           --------  -------
Units called for redemption pursuant to Section 5 shall terminate at the close of business on the fifth Business Day prior to the Call Date fixed for such redemption, unless the Partnership shall default in making payment of the cash payable upon such redemption under Section 5.

          (b) In order to exercise the conversion right, the holder of each unit of Series C Partnership Preferred Units to be converted shall surrender the certificate representing such unit, duly endorsed or assigned to the Partnership or in blank, at the office of the Transfer Agent, accompanied by written notice to the Partnership that the holder thereof irrevocably elects to convert such Series C Partnership Preferred Units. Unless the partnership units issuable on conversion are to be issued in the same name as the name in which such Series C Partnership Preferred Units are registered, each partnership unit surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Partnership, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Partnership demonstrating that such taxes have been paid).

          Holders of Series C Partnership Preferred Units at the close of business on a distribution payment record date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such distribution payment record date and prior to such Distribution Payment Date. However, Series C Partnership Preferred Units surrendered for conversion during the period between the close of business on any distribution payment record date and the opening of business on the corresponding Distribution Payment Date (except units converted after the issuance of notice of redemption with respect to a Call Date during such period, such Series C Partnership Preferred Units being entitled to such distribution on the Distribution Payment Date) must be accompanied by payment of an amount equal to the distribution payable on such units on such Distribution Payment Date. A holder of Series C Partnership Preferred Units on a distribution payment record date who (or whose transferee) tenders any such units for conversion into Partnership Common Units on the corresponding Distribution Payment Date will receive the distribution payable by the Partnership on such Series C Partnership Preferred Units on such date, and the converting holder need not include payment of the amount of such distribution upon surrender of Series C Partnership Preferred Units for conversion. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on converted units or for distributions on the Partnership Common Units issued upon such conversion.

          As promptly as practicable after the surrender of certificates for Series C Partnership Preferred Units as aforesaid, the Partnership shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full Partnership Common Units issuable upon the conversion of such units in accordance with provisions of this
Section 6, and any fractional interest in respect of a Partnership Common Unit arising upon such conversion shall be settled as provided in paragraph (c) of this Section 6.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series C Partnership Preferred Units shall have been surrendered and such notice shall have been received by the Partnership as aforesaid (and if applicable, payment of an amount equal to the distribution payable on such units shall have been received by the Corporation as described above), and the Person or Persons in whose name or names any certificate or certificates for Partnership Common Units shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the units represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date unless the transfer books of the Partnership shall be closed on that date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such units shall have been surrendered and such notice received by the Partnership.

          (c) No fractional units or scrip representing fractions of Partnership Common Units shall be issued upon conversion of the Series C Partnership Preferred Units. Instead of any fractional interest in a Partnership Common Unit that would otherwise be deliverable upon the conversion of a Series C Partnership Preferred Unit, the Partnership shall pay to the holder of such unit an amount in cash based upon the Current Market Price of the Corporation's Common Stock on the Trading Day immediately preceding the date of conversion.
If more than one Series C Partnership Unit shall be surrendered for conversion at one time by the same holder, the number of full Partnership Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series C Partnership Preferred Units so surrendered.

          (d) The Conversion Price shall be adjusted from time to time as follows:

               (i) If the Corporation shall after the Grant Date (A) pay a dividend or make a distribution on its Common Equity Shares in Common Equity Shares, (B) subdivide its outstanding Common Equity Shares into a greater number of units, (C) combine its outstanding Common Equity Shares into a smaller number of units or (D) issue any shares of stock by reclassification of its Common Equity Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders entitled to receive such dividend or distribution or at the opening of business on the Business Day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series C Equity Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Equity Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series C Equity Shares had been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the Business Day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the Business Day next following the effective date in the case of a subdivision, combination or reclassification.

               (ii) If the Corporation shall issue after the Grant Date rights, options or warrants to all holders of Common Equity Shares entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Equity Shares at a price per share less than 95% (100% if a standby underwriter is used and charges the Corporation a commission) of the Fair Market Value per share of the Corporation's Common Stock on the record date for the determination of holders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the Business Day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the opening of business on the Business Day next following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of
     (x) the number of Common Equity Shares outstanding on the close of business on the date fixed for such determination and (y) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights, options or warrants for Common Equity Shares would purchase at 95% of such Fair Market Value (or 100% in the case of a standby underwriting), and the denominator of which shall be the sum of (x) the number of Common Equity Shares outstanding on the close of business on the date fixed for such determination and (y) the number of additional Common Equity Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights, options or warrants entitle the holders of Common Equity Shares to subscribe for or purchase Common Equity Shares at less than 95% of such Fair Market Value (or 100% in the case of a standby underwriting), there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors whose determination shall be conclusive. To the extent that Common Equity Shares are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Common Equity Shares actually delivered. In the event that such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights, options or warrants had not been fixed.

               (iii) If the Corporation shall distribute to all holders of its Common Equity Shares any securities of the Corporation (other than Common Equity Shares) or evidence of its indebtedness or assets (excluding cumulative cash distributions paid with respect to the Common Equity Shares after December 31, 1997 which are not in excess of the following: the sum of (A) the Corporation's cumulative undistributed Funds from Operations at December 31, 1997, plus (B) the cumulative amount of Funds from Operations, as determined by the Board of Directors, after December 31, 1997, minus (C) the cumulative amount of distributions accrued or paid in respect of the Corporation's Series C Equity Shares or any other class or series of preferred stock of the Corporation after the Grant Date) or rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Equity Shares entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Equity Shares, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) collectively called the "Securities" and individually a "Security"), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (x) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by (y) a fraction, the numerator of which shall be the Fair Market Value per share of the Corporation's Common Stock on the record date mentioned below less the then Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the Securities or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one Common Equity Share, and the denominator of which shall be the Fair Market Value per share of the Corporation's Common Stock on the record date mentioned below. Such adjustment shall become effective on the date of distribution retroactive to the opening of business on the Business Day next following (except as provided in paragraph (h) below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subparagraph (iii), the distribution of a Security, which is distributed not only to the holders of the Common Equity Share on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed with each Partnership Common Unit delivered to a Person converting a share of Series C Partnership Preferred Units after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the
                                                           --------
     date, if any, on which a Person converting a unit of Series C Partnership Preferred Units would no longer be entitled to receive such Security with a Partnership Common Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the shareholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences). If any distribution of the type described in this paragraph
     (iii) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such distribution had not been declared.

          Rights or warrants distributed by the Corporation to all holders of Common Equity Shares entitling the holders thereof to subscribe for or purchase shares of the Corporation's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Equity Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Equity Shares, shall be deemed not to have been distributed for purposes of this subparagraph (iii) (and no adjustment to the Conversion Price under this subparagraph (iii) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof to the extent not exercised). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this subparagraph (iii), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution (but not a distribution paid exclusively in cash), equal to the per share redemption or repurchase price received by a holder of Common Equity Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Equity Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

               (iv) In case a tender or exchange offer (which term shall not include open market repurchases by the Corporation) made by the Corporation or any subsidiary or controlled Affiliate of the Corporation for all or any portion of the Common Equity Shares shall expire and such tender or exchange offer shall require the payment by the Corporation or such subsidiary or controlled Affiliate of consideration per Common Equity Share having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer, that exceeds the Current Market Price per share of the Corporation's Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph, by a fraction of which the numerator shall be the number of Common Equity Shares outstanding (including any tendered or exchanged shares) at the Expiration Time, multiplied by the Current Market Price per share of the Corporation's Common Stock on the Trading Day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum, being referred to as the "Purchased Shares") and (B) the product of the number of Common Equity Shares outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Corporation's Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event the Corporation or any subsidiary or controlled Affiliate is obligated to purchase shares pursuant to any such tender offer, but the Corporation or such subsidiary or controlled Affiliate is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

               (v) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by
                                --------  -------
     reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made
               --------  -------
     in accordance with the provisions of this Section 6 (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Partnership Common Units. Notwithstanding any other provisions of this
     Section 6, the Partnership shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Equity Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Equity Shares under such plan. All calculations under this Section 6 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-hundredth of a partnership unit (with .005 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any partnership unit distributions, subdivision of partnership units, reclassification or combination of partnership units, distribution of rights or warrants to purchase partnership units, or distribution of other assets (other than cash distributions) hereafter made by the Partnership to its Partners shall not be taxable. To the extent permitted by applicable law, the Partnership from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Managing General Partner shall have made a determination that such reduction would be in the best interests of the Partnership, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Partnership shall mail to the holder of each Series C Partnership Preferred Unit at his or her last address shown on the Partnership's records a notice of reduction prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (e) If the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for 40% or more of its Common Equity Shares, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Equity Shares and excluding any transaction as to which subparagraph (d)(i) of this Section 6 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which all or substantially all of the Partnership Common Units are converted into the right to receive different securities or other property (including cash or any combination thereof), each Series C Partnership Preferred Unit which is not redeemed or converted into the right to receive different securities or other property prior to such Transaction shall thereafter be convertible, in lieu of Partnership Common Units into the kind and amount of different securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Partnership Common Units into which one Series C Partnership Preferred Unit was convertible immediately prior to such Transaction, assuming such holder of Partnership Common Units (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this paragraph (e) the kind and amount of shares, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by holders of a plurality of the Non-Electing Shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series C Partnership Preferred Units that will contain provisions enabling the holders of the Series C Partnership Preferred Units that remain outstanding after such Transaction to convert into the consideration received by holders of Partnership Common Units at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f)  If:

               (i) the Corporation shall declare a distribution (or any other distribution) on its Common Equity Shares (other than cash distributions or distributions paid with respect to the Common Equity Shares after December 31, 1997 not in excess of the sum of the Corporation's cumulative undistributed Funds from Operations at December 31, 1997, plus the cumulative amount of Funds from Operations, as determined by the Board of Directors, after December 31, 1997, minus the cumulative amount of distributions accrued or paid in respect of the Corporation's Series C Equity Shares or any other class or series of preferred stock of the Corporation after the Grant Date); or

               (ii) the Corporation shall authorize the granting to all holders of Common Equity Shares of rights, options or warrants to subscribe for or purchase any shares of any class or any other rights, options or warrants; or

               (iii) there shall be any reclassification of the Common Equity Shares (other than an event to which subparagraph (d)(i) of this Section 6 applies) or any consolidation or merger to which the Corporation is a party (other than a merger in which the Corporation is the surviving entity) and for which approval of any shareholders of the Corporation is required, or a statutory share exchange, or a self tender offer by the Corporation for all or substantially all of its outstanding shares of Common Stock or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety; or

               (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Partnership shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of Series C Partnership Preferred Units at their addresses as shown on the records of the Partnership, as promptly as possible, but at least 10 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such distribution, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Equity Shares of record to be entitled to such distribution, distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Partnership Common Units of record shall be entitled to exchange their Partnership Common Units for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6.

          (g) Whenever the Conversion Price is adjusted as herein provided, the Partnership shall promptly file with the Transfer Agent a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Partnership shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and shall mail such notice of such adjustment of the Conversion Price to the holder of each Series C Partnership Preferred Unit at such holder's last address as shown on the records of the Partnership.

          (h) In any case in which paragraph (d) of this Section 6 provides that an adjustment shall become effective on the day next following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series C Partnership Preferred Unit converted after such record date and before the occurrence of such event the additional Partnership Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Partnership Common Units issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 6.

          (i) There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6.
If any action or transaction would require adjustment of the Conversion Price pursuant to both paragraph (d) and paragraph (e) of this Section 6, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

          (j) If the Corporation shall take any action affecting the Common Equity Shares, other than action described in this Section 6, that in the opinion of the Managing General Partner would materially and adversely affect the conversion rights of the holders of the Series C Partnership Preferred Units, the Conversion Price for the Series C Partnership Preferred Units may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Managing General Partner may determine to be equitable in the circumstances.

          (k) The Partnership covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Partnership Common Units, for the purpose of effecting conversion of the Series C Partnership Preferred Units, the full number of Partnership Common Units deliverable upon the conversion of all outstanding Series C Partnership Preferred Units not theretofore converted. For purposes of this paragraph (k), the number of Partnership Common Units that shall be deliverable upon the conversion of all outstanding Series C Partnership Preferred Units shall be computed as if at the time of computation all such outstanding units were held by a single holder.

          Any Partnership Common Units issued upon conversion of the Series C Partnership Preferred Units shall be validly issued, fully paid and nonassessable.

          The Partnership shall use its best efforts to comply with all federal and state securities laws and regulations thereunder in connection with the issuance of any securities that the Partnership shall be obligated to deliver upon conversion of the Series C Partnership Preferred Units. The certificates evidencing such securities shall bear such legends restricting transfer thereof in the absence of registration under applicable securities laws or an exemption therefrom as the Partnership may in good faith deem appropriate.

          (l) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Partnership Common Units or other securities or property on conversion of the Series C Partnership Preferred Units pursuant hereto; provided, however, that
                                                      --------  -------
the Partnership shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Partnership Common Units or other securities or property in a name other than that of the holder of the Series C Partnership Preferred Units to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Partnership the amount of any such tax or established, to the reasonable satisfaction of the Partnership, that such tax has been paid.

     7.   Redemption at the Option of the Holder.

          (a) At any time after August 12, 2008, the holders of Series C Partnership Preferred Units shall have the right at any time that the Corporation's Common Stock has a Current Market Price at or below the Conversion Price per unit, to require the Partnership, to the extent the Partnership shall have funds legally available therefor, to redeem any or all of the Series C Partnership Preferred Units held by such holder at a repurchase price payable, at the option of the Partnership, in either (i) cash or (ii) such number of Partnership Common Units that shall be convertible into shares of the Corporation's Common Stock as shall have a Current Market Price in the aggregate on the day prior to the day such holder gives notice pursuant to Section 7(b) of its intention to redeem, equal to in either case, 100% of the liquidation preference thereof plus accrued and unpaid distributions whether or not declared, if any, to the date of repurchase or the date payment is made available (in the aggregate, the "Redemption Payment").

          (b) For purposes of this Section 7, redemption at the option of the holder shall be deemed to occur upon receipt by the Partnership of written notice that the holder of Series C Partnership Preferred Units wishes to tender units to be redeemed. The holders of such units to be redeemed shall then have 30 days from the date of such notice to deliver such units to the Transfer Agent. Upon the surrender of the certificate or certificates of Series C Partnership Preferred Units to be redeemed, duly endorsed or assigned to the Partnership or in blank, at the office of the Transfer Agent, the Partnership shall promptly, either (i) by wire transfer of immediately available funds to such holder, as directed by such holder, send an amount equal to the Redemption Payment in respect of all Series C Partnership Preferred Units or portions thereof so tendered or (ii) issue and deliver to such holder, or on his or her written order, a certificate or certificates for the number of full Partnership Common Units issuable in respect of all Series C Partnership Preferred Units or portions thereof so tendered.

     8.   Status of Reacquired Series C Partnership Preferred Units.

          All Series C Partnership Preferred Units which shall have been granted and reac quired in any manner by the Partnership shall be deemed cancelled.

     9.   Ranking.

          The Series C Partnership Preferred Units shall with respect to distribution rights and rights on liquidation, dissolution and winding up of the affairs of the Partnership, rank pari passu to the Series A Partnership
                                 ----------
Preferred Units and the Series B Partnership Preferred Units and the Series D Partnership Preferred Units.

          Each Series C Partnership Preferred Unit shall be identical in all respects to each other Series C Partnership Preferred Unit.

          Any class or series of Partnership Units or Investor Unit Rights shall be deemed to rank:

          (a) prior or senior to the Series C Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon the liquidation, dissolution and winding up of the Partnership, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, shall be entitled to the receipt of distributions or of amounts distributable upon the liquidation, dissolution and winding up of the Partnership in preference or priority to the holders of Series C Partnership Preferred Units ("Senior Units");

          (b) on a parity with the Series C Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon the liquidation, dissolution and winding up of the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof shall be different from those of the Series C Partnership Preferred Units, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, and the Series C Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon the liquidation, dissolution and winding up of the Partnership in proportion to their respective amounts of accumulated and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other ("Parity Units");

          (c) junior to the Series C Partnership Preferred Units, as to the payment of distributions or as to the distribution of assets upon the liquidation, dissolution and winding up of the Partnership, if the holders of Series C Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon the liquidation, dissolution and winding up of the Partnership, in preference or priority to the holders of such class or series of Partnership Units or Investor Unit Rights ("Junior Units"); and

          (d) junior to the Series C Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon the liquidation, dissolution and winding up of the Partnership, if such class or series of Partnership Units is Partnership Common Units or Class A Investor Unit Rights, as the case may be, or if the holders of Series C Partnership Preferred Units shall be entitled to receipt of distributions and of amounts distributable upon the liquidation, dissolution and winding up of the Partnership, in preference or priority to the holders of such class or series of Partnership Units or Investor Unit Rights ("Fully Junior Units").

     10.  Allocations.

          (a) For each partnership year, each Holder of a Share of Series C Preferred Units shall be allocated Net Income of the Partnership in an amount equal to the amount of distributions made with respect to such Holder's Series C Preferred Units pursuant to Section 3 hereof during such Partnership Year. In no event shall items of Net Loss of the Partnership be allocated to any Holder of Series C Preferred Units unless such allocation is required by Section 704(b) of the Code or Section 10(b) of this Exhibit J.
                                     ---------

          (b) If any Series C Partnership Preferred Units are redeemed pursuant to the terms of this Exhibit J, for the Partnership Year that includes such
                     ---------
redemption (and, if necessary, for subsequent

Partnership Years) (a) gross income and gain (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the redemption amounts paid or payable with respect to the Series C Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series C Partnership Preferred Unit allocable to the Series C Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series C Partnership Preferred Unit allocable to the Series C Partnership Preferred Units so redeemed (or treated as re deemed) exceeds the redemption amount paid or payable with respect to the Series C Partnership Preferred Units so redeemed (or treated as redeemed).

     11.  Voting and Consent Rights.

          (a) Holders of Series C Partnership Preferred Units shall have only those voting and consent rights specified in Section 7.3.B of the Agreement and
Section 11(b) hereof.

          (b) So long as any Series C Partnership Preferred Units are outstanding, in addition to any other vote or consent of holders of Series C Partnership Preferred Units required by law or by the Agreement, the affirmative vote or consent of holders of at least 50% of the outstanding Series C Partnership Preferred Units, voting or consenting as a separate class, given in Person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment or alteration of any of the provisions of this Partnership Unit Designation or the Agreement that materially and adversely affects the material powers, rights or preferences of the holders of the Series C Partnership Preferred Units; provided, however, that the amendment of the Agreement so as to
                 --------  -------
authorize, create, issue or grant any class or series of Partnership Units, including, without limitation, any such Partnership Units that may have rights senior or superior to the Series C Partnership Preferred Units, shall be deemed not to materially and adversely affect the material powers, rights or preferences of the holders of Series C Partnership Preferred Units.

          (c) Except as otherwise required by applicable law or as set forth herein or in the Agreement, the holders of the Series C Partnership Preferred Units shall not have any relative, participating, optional or other special voting rights or powers with respect to any matter, and the consent or approval of the holders thereof shall not be required for the taking of any action by the Partnership.

     12.  Information Rights.

          Holders of Series C Partnership Preferred Units shall have only the information rights specified in Section 8.5.A and Section 9.3 of the Agreement.

     13.  Restrictions on Transfer.

          The Series C Partnership Preferred Units are subject to the restrictions on transfer set forth in Article 11 of the Agreement.

     14.  Ambiguity.

          In the case of an ambiguity in the application of any of the provisions of this Partnership Unit Designation, the Managing General Partner shall have the power to determine the application of the provisions of this Partnership Unit Designation with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

     15.  Partnership Records.

          The Managing General Partner shall amend Exhibit A to the Agreement
                                                   ---------
from time to time to the extent necessary to reflect accurately the grant and any subsequent redemption of, or other event having an effect on the ownership of, Series C Partnership Preferred Units.

     16.  Governing Law.

          This Exhibit J shall be construed and enforced in accordance with, and
               ---------
governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.

                                   EXHIBIT K

                    PARTNERSHIP UNIT DESIGNATION OF SERIES D
                         PARTNERSHIP PREFERRED UNITS OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     1.   Creation, Number and Designation.

     A class of Partnership Preferred Units is hereby created and designated as "Series D Partnership Preferred Units." The number of Partnership Preferred Units constituting the Series D Partnership Preferred Units shall be 694,445. The number of Series D Partnership Preferred Units may be decreased (but not below the aggregate number thereof then outstanding and/or which have been reserved for issuance). Each Series D Partnership Preferred Unit shall be identical in all respects to each other Series D Partnership Preferred Unit.

     2.   Definitions.

     For purposes of this Partnership Unit Designation, the following terms shall have the respective meanings indicated in this Section 2, and capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement:

     "Affiliate" of, or Person "Affiliated" with, a specified Person, shall mean a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Person specified. For purposes of the Corporation, Affiliate shall include, without limitation, Westfield Holdings Limited ("WHL"), Westfield America Trust, Frank Lowy, David Lowy, Peter Lowy and Steven Lowy (such individuals being the "Lowy Family").

     "Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998, as amended, modified, supplemented or restated, from time to time.

     "Base Distribution" shall mean an annual distribution per Series D Partnership Preferred Unit equal to 8.5% of the Liquidation Preference per Series D Partnership Preferred Unit.

     "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the capital stock of the Corporation.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York, are authorized or required by law, regulation or executive order to close.

     "Call Date" shall mean the date specified in the notice to holders required under Section 5 (d) as the Call Date.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" means the common stock, par value$0.01 per share, of the Corporation.

     "Consolidated EBITDA" for any quarter shall mean the consolidated net income of the Corporation (before extraordinary income or gains and less equity in income of unconsolidated real estate partnerships), calculated in a manner consistent with the Corporation's financial statements filed with the Securities and Exchange Commission, increased by the sum of the following (without duplication):

          (a) the Corporation's pro rata share of EBITDA from unconsolidated real estate partnerships calculated in a manner consistent with this definition of Consolidated EBITDA,

          (b) all income taxes paid or accrued according to GAAP for such quarter (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses except to the extent that such gains were not included in Consolidated EBITDA),

          (c) all interest expense paid or accrued in accordance with GAAP for such quarter (including financing fees and amortization of deferred financing fees or amortization of original issue discount, but excluding capitalized interest),

          (d) depreciation and depletion reflected in such net income,

          (e) amortization reflected in such net income including, without limitation, amortization of capitalized debt issuance costs (only to the extent that such amounts have not been previously included in the amount of Consolidated EBITDA pursuant to paragraph (c) above), goodwill, other intangibles and management fees, and

          (f) any other noncash charges, to the extent deducted from consolidated net income (including, but not limited to, income allocated to minority interests).

     "Consolidated Fixed Charges" for any quarter shall mean the sum of:

          (a) the Corporation's pro rata share of fixed charges from unconsolidated real estate partnerships calculated in a manner consistent with this definition of Consolidated Fixed Charges,

          (b) all interest expense paid or accrued in accordance with GAAP for such quarter (including, without duplication, financing fees and amortization of deferred financing fees or amortization of original issue discount),

          (c) distribution requirements with respect to preferred stock and any other preferred securities for such quarter (not including any portion of preferred stock distributions the calculation of which is based on the distribution paid in such quarter to the holders of shares of the Corporation's Common Stock), whether or not declared or paid,

          (d) regularly scheduled amortization of principal of debt during such quarter (other than any balloon payments at maturity) and

          (e)  all ground rent payments.

     "Constituent Person" shall have the meaning set forth in Section 6(e) hereof.

     "Conversion Date" shall have the meaning set forth in Section 6(a) hereof.

     "Conversion Price" shall mean the conversion price per Partnership Common Unit for which the Series D Partnership Preferred Unit is convertible, as such Conversion Price may be adjusted pursuant to Section 6. The initial conversion price shall be $18.00.

     "Corporation" shall mean Westfield America, Inc., a Missouri corporation.

     "Current Market Price" of publicly traded Common Stock or any other class of stock or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market ("NASDAQ") or, if such security is not quoted on NASDAQ, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. (the "NASD") or, if bid and asked prices for such security on such day shall not have been reported through the NASD, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors.

     "Distribution Payment Date" shall mean (i), for any Distribution Period with respect to which the Partnership pays a distribution on the Partnership Common Unit, the date on which such distribution is paid or (ii), for any Distribution Period with respect to which the Partnership does not pay a distribution on the Partnership Common Unit, a date to be set by the Managing General Partner, which date shall not be later than the thirtieth calendar day after the end of the applicable Distribution Period.

     "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period with respect to any Series D Partnership Preferred

Units (other than the initial Distribution Period, which shall commence on the Grant Date for such Series D Partnership Preferred Units and end on and include the last day of the calendar quarter immediately following such Grant Date, and other than the Distribution Period during which any Series D Partnership Preferred Units shall be redeemed pursuant to Section 5 or converted pursuant to
Section 6, which shall end on and include the Call Date or Conversion Date with respect to the Series D Partnership Preferred Units being redeemed or converted, as applicable).

     "Expiration Time" shall have the meaning set forth in Section 6(d)(iv) hereof.

     "Fair Market Value" shall mean the average of the daily Current Market Prices of a share of the Corporation's Common Stock on the five (5) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

     "Fixed Charge Coverage Violation" shall have the meaning set forth in
Section 3(a) hereof.

     "Fully Junior Units" shall have the meaning set forth in Section 9(d) hereof.

     "Funds from Operations" shall mean net income (loss) (computed in accordance with generally accepted accounting principles) excluding gains (or losses) from debt restructuring, and distributions in excess of earnings allocated to other operating partnership interests or minority interests (as reflected in the financial statements of the Corporation) plus depreciation/amortization of assets unique to the real estate industry, all computed in a manner consistent with the revised definition of Funds From Operations adopted by the National Association of Real Estate Investment Trusts (NAREIT), in its White Paper dated March 1995, as such definitions may be modified from time to time.

     "Grant Date" shall mean the date on which the Series D Partnership Preferred Units are issued.

     "Junior Units" shall have the meaning set forth in Section 9(c) hereof.

     "Non-Electing Share" shall have the meaning set forth in Section 6(e) hereof.

     "Partnership" shall mean Westfield America Limited Partnership, a Delaware limited partnership.

     "Parity Units" shall have the meaning set forth in Section 9(b) hereof.

     "Person" shall mean any individual, firm, partnership, corporation, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Purchased Shares" shall have the meaning set forth in Section 6(d)(iv) hereof.

     "REIT Termination Event" shall mean the earliest to occur of:

          (a) the filing of a federal income tax return by the Corporation for any taxable year on which the Corporation does not compute its income as a real estate investment trust;

          (b) the approval by the shareholders of the Corporation of a proposal for the Corporation to cease to qualify as a real estate investment trust;

          (c) a determination by the Board of Directors of the Corporation, based on the advice of counsel, that the Corporation has ceased to qualify as a real estate investment trust; or

          (d) a "determination" within the meaning of Section 1313(a) of the Code that the Corporation has ceased to qualify as a real estate investment trust.

     "Securities" and "Security" shall have the meanings set forth in Section 6(d)(iii) hereof.

     "Series D Partnership Preferred Unit" means a Partnership Unit created under this Partnership Unit Designation, with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in this Exhibit K.
              ---------

     "Senior Units" shall have the meaning set forth in Section 9(a) hereof.

     "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of distributions by the Managing General Partner, the allocation of funds to be so paid on any series or class of partnership units of the Partnership; provided, however, that if any funds for any class or series of
             --------  -------
Junior Units or Fully Junior Units or any class or series of Parity Units are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D Partnership Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

     "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on NASDAQ, or if such securities are not quoted on NASDAQ, in the securities market in which the securities are traded.

     "Transaction" shall have the meaning set forth in Section 6(e) hereof.

     "Transfer Agent" shall mean the Managing General Partner, or such other agent or agents of the Partnership as may be designated by the Managing General Partner as the transfer agent, registrar and distribution disbursing agent for the Series D Partnership Preferred Units and notified to the holders of the Series D Partnership Preferred Units.

     3.   Distributions.

          (a) Holders of Series D Partnership Preferred Units shall not be entitled to any distributions on the Series D Partnership Preferred Units, whether payable in cash, property or stock, except as provided in this Exhibit K.
---------

          (b) Subject to the preferential rights of the holders of any Partnership Preferred Units that rank senior in the payment of distributions to the Series D Partnership Preferred Units and subject to paragraph (c) of this
Section 3, the holders of Series D Partnership Preferred Units shall be entitled to receive, when, as and if declared by the Managing General Partner, but only out of funds legally available for the payment of distributions, cumulative preferential distributions payable in cash to holders of record on the respective date, not exceeding 50 days preceding such distribution payment date, fixed for the purpose by the Managing General Partner in advance of payment of each particular distribution in an amount equal to the greater of (A) the Base Distribution per unit per annum and (B) an amount per unit equal to the Liquidation Preference of a Series D Partnership Preferred Unit (exclusive of accrued but unpaid distributions) divided by the Conversion Price (the "Series D Common Equivalent Factor") times the dollar amount of cash distributions declared with respect to each Partnership Common Unit that does not result in an adjustment to the Conversion Price pursuant to subparagraph (d)(iii) of Section 6 (such product, the "Series D Common Equivalent Amount") for the same annual period; provided, however, that if as a result of the quarterly distributions
        --------  -------
paid in accordance with the following sentence, the holders of Series D Partnership Preferred Units shall have received for any calendar year more distributions than such units shall be entitled under subparagraphs (A) and (B) above (as adjusted pursuant to the third and eighth sentences of this Section
3), the distributions payable in respect of Series D Partnership Preferred Units in subsequent calendar years shall be reduced to the extent of such overpayment.

          Subject to the proviso of the preceding sentence of this Section 3(b), the distribution paid in respect of each quarterly period in each calendar year shall be determined as follows (in each case, excluding any additional payment made pursuant to the following sentence) : (1) for the first quarter, the greater of 25% of the Base Distribution per unit and the Series D Common Equivalent Amount for the same quarter; (2) for the second quarter, an amount such that the aggregate amount to be received per Series D Partnership Preferred Unit in respect of the first two quarters of such calendar year shall be the greater of 50% of the Base Distribution per unit and the Series D Common Equivalent Amount for the same two quarters; (3) for the third quarter, in amount such that the aggregate amount to be received per Series D Partnership Preferred Unit in respect of the first three quarters of such calendar year shall be the greater of 75% of the Base Distribution per unit and the Series D Common Equivalent Amount for the same three quarters; and (4) for the fourth quarter, an amount such that the aggregate amount to be received per Series D Partnership Preferred Unit in respect of such calendar year shall be the amount provided in the preceding sentence of this Section 3(b). Notwithstanding the foregoing, for any quarter in which a Fixed Charge Coverage Violation

(as defined below) has occurred, the distribution payable per Series D Partnership Preferred Unit shall be 1.20 times the amount provided in the preceding sentence. A "Fixed Charge Coverage Violation" shall occur for any quarter that the ratio of the Corporation's Consolidated EBITDA to its Consolidated Fixed Charges is below 1.40 to 1.

          The distributions shall begin to accrue as set forth above and shall be fully cumulative from the first day of the applicable Distribution Period, whether or not in any Distribution Period or Periods there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if declared by the Managing General Partner, in arrears on the Distribution Payment Dates. Accumulated but unpaid distributions for any past quarterly Distribution Periods may be declared and paid at any time, without reference to any regularly scheduled quarterly Distribution Payment Date, to holders of record on such date, not exceeding 50 days preceding such Distribution Payment Date, fixed for the purpose by the Managing General Partner in advance of payment of each particular distribution. Any distribution payment made on Series D Partnership Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to Series D Partnership Preferred Units which remains payable. Beginning with the quarter in which a REIT Termination Event Occurs, all distributions payable per Series D Partnership Preferred Unit pursuant to this Section 3 shall be multiplied by 2.5.

          (c) The initial Distribution Period for the Series D Partnership Preferred Units will include a partial distribution for the period from the Grant Date until the last day of the calendar quarter immediately following such Grant Date. The amount of distributions payable for such initial period, or any other period shorter than a full quarterly Distribution Period, on the Series D Partnership Preferred Units shall be computed by dividing the number of days in such period by 90 and multiplying the result by the Series D Equity distribution determined in accordance with Section 3(b). Holders of Series D Partnership Preferred Units shall not be entitled to any distributions, whether payable in cash, property or partnership units, in excess of cumulative distributions, as herein provided, on the Series D Partnership Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D Partnership Preferred Units which may be in arrears.

          (d) So long as any of the Series D Partnership Preferred Units are outstanding, except as described in the immediately following sentence, no distributions shall be declared, paid or set apart for payment by the Partnership, and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any class or series of Parity Units for any period unless distributions equal to the full amount of accumulated and unpaid distributions have been, or contemporaneously are, paid with respect to the Series D Partnership Preferred Units for all Distribution Periods terminating on or prior to the Distribution Payment Date with respect to such class or series of Parity Units. When the distributions provided for in
Section 3(b) hereof are not paid in full, all distributions paid with respect to the Series D Partnership Preferred Units and all distributions paid with respect to any other class or series of Parity Units shall be paid ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D Partnership Preferred Units and accumulated and unpaid on such Parity Units.

          (e) So long as any Series D Partnership Preferred Units are outstanding, no distributions (other than distributions paid solely in Fully Junior Units or options, warrants or rights to subscribe for or purchase Fully Junior Units) shall be paid by the Partnership, and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units), directly or indirectly, by the Partnership (except by conversion into or exchange for Fully Junior Units), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of Junior Units in respect thereof, directly or indirectly, by the Partnership unless in each case the full cumulative distributions (including all accumulated and unpaid distributions) on all outstanding Series D Partnership Preferred Units and any other Parity Units of the Partnership shall have been or contemporaneously are declared and paid or declared and set apart for payment for all past Distribution Periods with respect to the Series D Partnership Preferred Units and all Distribution Periods terminating on or prior to the date of payment of the Series D Partnership Preferred Units and all Distribution Periods terminating on or prior to the date of payment on all Parity Units of the Partnership with respect to such Parity Units. Subject to the foregoing, and not otherwise, such distributions may be declared by the Managing General Partner and paid on any Partnership Common Units from time to time out of funds legally available therefor, and the Series D Partnership Preferred Units shall not be entitled to participate in any such distributions, whether payable in cash, partnership units or otherwise.

          (f) No distributions on the Series D Partnership Preferred Units shall be declared by the Managing General Partner or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

          (g) In determining whether a distribution by cash payment, redemption or other acquisition of Units or otherwise is permitted under Delaware law, no effect shall be given to amounts that would be needed, if the Partnership were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders whose preferential rights on dissolution are superior to those receiving the distribution.

          (h) Notwithstanding the foregoing, it is acknowledged that the Managing General Partner may, pursuant to the Agreement, elect to make distributions on the Partnership Common Units on a more or less frequent basis than quarterly and provide for an appropriate record date; in the event that the Managing General Partner elects to effect such a non-quarterly distribution, the Managing General Partner may, in its sole and absolute discretion, cause a Distribution Period (and related Distribution Payment Date) to be established to reflect the period established for such Partnership Common Unit distributions and to make such revisions to the distributions provided in Section 3(b) hereof as may be required to reflect that more or less than four Distribution Payment Dates will occur during the relevant calendar year.

     4.   Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, subject to the prior preferences and other rights of any Senior Units, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of the Series D Partnership Preferred Units shall be entitled to receive One Hundred Eighty Dollars ($180.00) (the "Liquidation Preference") per Series D Partnership Preferred Unit plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of liquidation, dissolution or winding up of the affairs of the Partnership (any such date, a "Series D Liquidation Date"), but such holders shall not be entitled to any further payment; provided
                                                                       --------
that the distribution payable with respect to the Distribution Period containing the Series D Liquidation Date shall be equal to the distribution determined pursuant to Section 3 above for the preceding Distribution Period times a fraction equal to the actual number of days elapsed from the end date of the calendar quarter most recently completed to the relevant Series D Liquidation Date over 90 days. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of the Series D Partnership Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other units of any class or series of Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of Series D Partnership Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series D Partnership Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Partnership with one or more corporations, partnerships or other entities or (ii) a sale, lease or conveyance of all or substantially all of the Partnership's property or business shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

          (b) Subject to the rights of the holders Parity Units or Senior Units, upon any liquidation, dissolution or winding up of the Partnership, after payment shall have been made in full to the holders of the Series D Partnership Preferred Units, as provided in this Section 4, the holders of Series D Partnership Preferred Units shall have no other claim to the remaining assets of the Partnership, and any other series or class or classes of Junior Units shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series D Partnership Preferred Units shall not be entitled to share therein.

     5.   Redemption at the Option of the Corporation.

          (a) The Series D Partnership Preferred Units shall not be redeemable by the Partnership prior to August 12, 2008. On and after August 12, 2008, the Partnership, at its option, may redeem the Series D Partnership Preferred Units, in whole at any time or from time to time in part, in minimum increments of $10.0 million of aggregate Liquidation Preference of such units, out of funds legally available therefor at a redemption price payable in cash equal to 100% of the

Liquidation Preference per Series D Partnership Preferred Unit (plus all accumulated, accrued and unpaid distributions as provided in paragraph (c) below).

          (b) In the event that WHL and its subsidiaries and the trustee of Westfield America trust on behalf of Westfield America Trust do not vote to approve the conversion of the Corporation's Series D Equity Shares into Common Equity Shares at the Corporation's 1999 Annual Shareholder Meeting or at any other meeting of the Corporation's shareholders at which such proposal is raised, the Partnership shall have the right to redeem the Series D Partnership Preferred Units, in whole or in part, out of funds legally available therefor at a redemption price payable in cash equal to 100% of the Liquidation Preference per Series D Partnership Preferred Unit (plus all accumulated, accrued and unpaid distributions as provided in paragraph (c) below).

          (c) Upon any redemption of Series D Partnership Preferred Units pursuant to this Section 5, the Partnership shall pay all accrued and unpaid distributions, if any, thereon to the Call Date, without interest. If the Call Date falls after a distribution payment record date and prior to the corresponding Distribution Payment Date, then each holder of Series D Partnership Preferred Units at the close of business on such distribution payment record date shall be entitled to the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding any redemption of such units before such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D Partnership Preferred Units called for redemption.

          (d) If full cumulative distributions on the Series D Partnership Preferred Units and any other class or series of Parity Units of the Partnership have not been declared and paid or declared and set apart for payment, the Series D Partnership Preferred Units may not be redeemed under this Section 5 in part, and the Partnership may not purchase or acquire Series D Partnership Preferred Units, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series D Partnership Preferred Units.

          (e) Notice of the redemption of any Series D Partnership Preferred Units under this Section 5 shall be mailed by first-class mail or recognized overnight courier to each holder of record of Series D Partnership Preferred Units to be redeemed at the address of each such holder as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the Call Date. Neither the failure to mail any notice required by this paragraph (e), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of Series D Partnership Preferred Units to be redeemed and, if fewer than all the units held by such holder are to be redeemed, the number of such units to be redeemed from such holder; (3) the redemption price; (4) the place or places at which certificates for such units are to be surrendered; (5) the then-current Conversion Price; and (6) that distributions on the units to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, distributions on the Series D Partnership

Preferred Units so called for redemption shall cease to accrue, (ii) such units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series D Partnership Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any distributions payable thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Partnership shall deposit with a bank or trust company that has an office in the Borough of Manhattan, City of New York, and that has capital and surplus of at least $150,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series D Partnership Preferred Units so called for redemption. Notwithstanding the foregoing, the Partnership shall, in the first instance, send the money to any holder of Series D Partnership Preferred Units that has notified the Partnership in writing of the location of delivery of funds. No interest shall accrue for the benefit of the holders of Series D Partnership Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such units so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

          As promptly as practicable after the surrender in accordance with such notice of the certificates for any such units so redeemed (properly endorsed or assigned for transfer, if the Partnership shall so require and if the notice shall so state), such units shall be exchanged for any cash (without interest thereon) for which such units have been redeemed. If fewer than all the outstanding Series D Partnership Preferred Units are to be redeemed, units to be redeemed shall be selected by the Partnership from outstanding Series D Partnership Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the Partnership in its sole discretion to be equitable. If fewer than all the Series D Partnership Preferred Units evidenced by any certificate are redeemed, then new certificates evidencing the unredeemed Series D Partnership Preferred Units shall be issued without cost to the holder thereof.

     6.   Conversion.

          The Series D Partnership Preferred Units shall not be convertible into Partnership Common Units prior to (i) a vote of the shareholders of the Corporation approving the conversion of the Corporation's Series D Equity Shares into Common Equity Shares or (ii) the transfer of the Series D Equity Shares to an individual to whom the Corporation is permitted to issue Common Equity Shares without shareholder approval, in accordance with the rules of the NYSE. Subject to the foregoing, holders of Series D Partnership Preferred Units shall have the right to convert all or a portion of such units into Partnership Common Units, as follows:

          (a) Subject to and upon compliance with the provisions of this Section 6, a holder of Series D Partnership Preferred Units shall have the right, at his or her option, at any time (such time being the "Conversion Date"), to convert all or any portion of such units into the number of Partnership Common Units obtained by dividing the aggregate Liquidation Preference of such units (inclusive of accrued but unpaid distributions) by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section
6) by surrendering such units to be converted, such surrender to be made in the manner provided in paragraph (b) of this Section 6; provided, however, that the
                                                    --------  -------
right to convert Series D Partnership Units called for redemption pursuant to
Section 5 shall terminate at the close of business on the fifth Business Day prior to the Call Date fixed for such redemption, unless the Partnership shall default in making payment of the cash payable upon such redemption under
Section 5.

          (b) In order to exercise the conversion right, the holder of each unit of Series D Partnership Preferred Units to be converted shall surrender the certificate representing such unit, duly endorsed or assigned to the Partnership or in blank, at the office of the Transfer Agent, accompanied by written notice to the Partnership that the holder thereof irrevocably elects to convert such Series D Partnership Preferred Units. Unless the partnership units issuable on conversion are to be issued in the same name as the name in which such Series D Partnership Preferred Units are registered, each partnership unit surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Partnership, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Partnership demonstrating that such taxes have been paid).

          Holders of Series D Partnership Preferred Units at the close of business on a distribution payment record date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such distribution payment record date and prior to such Distribution Payment Date. However, Series D Partnership Preferred Units surrendered for conversion during the period between the close of business on any distribution payment record date and the opening of business on the corresponding Distribution Payment Date (except units converted after the issuance of notice of redemption with respect to a Call Date during such period, such Series D Partnership Preferred Units being entitled to such distribution on the Distribution Payment Date) must be accompanied by payment of an amount equal to the distribution payable on such units on such Distribution Payment Date. A holder of Series D Partnership Preferred Units on a distribution payment record date who (or whose transferee) tenders any such units for conversion into Partnership Common Units on the corresponding Distribution Payment Date will receive the distribution payable by the Partnership on such Series D Partnership Preferred Units on such date, and the converting holder need not include payment of the amount of such distribution upon surrender of Series D Partnership Preferred Units for conversion. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on converted units or for distributions on the Partnership Common Units issued upon such conversion.

          As promptly as practicable after the surrender of certificates for Series D Partnership Preferred Units as aforesaid, the Partnership shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full Partnership Common Units issuable upon the conversion of such units in accordance with provisions of this
Section 6, and any fractional interest in respect of a Partnership Common Unit arising upon such conversion shall be settled as provided in paragraph (c) of this Section 6.

          Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series D Partnership Preferred Units shall have been surrendered and such notice shall have been received by the Partnership as aforesaid (and if applicable, payment of an amount equal to the distribution payable on such units shall have been received by the Corporation as described above), and the Person or Persons in whose name or names any certificate or certificates for Partnership Common Units shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the units represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date unless the transfer books of the Partnership shall be closed on that date, in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such units shall have been surrendered and such notice received by the Partnership.

          (c) No fractional units or scrip representing fractions of Partnership Common Units shall be issued upon conversion of the Series D Partnership Preferred Units. Instead of any fractional interest in a Partnership Common Unit that would otherwise be deliverable upon the conversion of a Series D Partnership Preferred Unit, the Partnership shall pay to the holder of such unit an amount in cash based upon the Current Market Price of the Corporation's Common Stock on the Trading Day immediately preceding the date of conversion.
If more than one Series D Partnership Unit shall be surrendered for conversion at one time by the same holder, the number of full Partnership Common Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series D Partnership Preferred Units so surrendered.

          (d) The Conversion Price shall be adjusted from time to time as follows:

              (i) If the Corporation shall after the Grant Date (A) pay a dividend or make a distribution on its Common Equity Shares in Common Equity Shares, (B) subdivide its outstanding Common Equity Shares into a greater number of units, (C) combine its outstanding Common Equity Shares into a smaller number of units or (D) issue any shares of stock by reclassification of its Common Equity Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders entitled to receive such dividend or distribution or at the opening of business on the Business Day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series D Equity Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Equity Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series D Equity Shares had been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the Business Day next following the record date (except as provided in paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the Business Day next following the effective date in the case of a subdivision, combination or reclassification.

               (ii) If the Corporation shall issue after the Grant Date rights, options or warrants to all holders of Common Equity Shares entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Equity Shares at a price per share less than 95% (100% if a standby underwriter is used and charges the Corporation a commission) of the Fair Market Value per share of the Corporation's Common Stock on the record date for the determination of holders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the Business Day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the opening of business on the Business Day next following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of (x) the number of Common Equity Shares outstanding on the close of business on the date fixed for such determination and (y) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights, options or warrants for Common Equity Shares would purchase at 95% of such Fair Market Value (or 100% in the case of a standby underwriting), and the denominator of which shall be the sum of (x) the number of Common Equity Shares outstanding on the close of business on the date fixed for such determination and (y) the number of additional Common Equity Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in paragraph (h) below). In determining whether any rights, options or warrants entitle the holders of Common Equity Shares to subscribe for or purchase Common Equity Shares at less than 95% of such Fair Market Value (or 100% in the case of a standby underwriting), there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors whose determination shall be conclusive. To the extent that Common Equity Shares are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Common Equity Shares actually delivered. In the event that such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights, options or warrants had not been fixed.

               (iii) If the Corporation shall distribute to all holders of its Common Equity Shares any securities of the Corporation (other than Common Equity Shares) or evidence of its indebtedness or assets (excluding cumulative cash distributions paid with respect to the Common Equity Shares after December 31, 1997 which are not in excess of the following: the sum of (A) the Corporation's cumulative undistributed Funds from Operations at

     December 31, 1997, plus (B) the cumulative amount of Funds from Operations, as determined by the Board of Directors, after December 31, 1997, minus (C) the cumulative amount of distributions accrued or paid in respect of the Corporation's Series D Equity Shares or any other class or series of preferred stock of the Corporation after the Grant Date) or rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Equity Shares entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Equity Shares, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) collectively called the "Securities" and individually a "Security"), then in each such case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (x) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by (y) a fraction, the numerator of which shall be the Fair Market Value per share of the Corporation's Common Stock on the record date mentioned below less the then Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the Securities or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one Common Equity Share, and the denominator of which shall be the Fair Market Value per share of the Corporation's Common Stock on the record date mentioned below. Such adjustment shall become effective on the date of distribution retroactive to the opening of business on the Business Day next following (except as provided in paragraph (h) below) the record date for the determination of shareholders entitled to receive such distribution. For the purposes of this subparagraph (iii), the distribution of a Security, which is distributed not only to the holders of the Common Equity Share on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed with each Partnership Common Unit delivered to a Person converting a share of Series D Partnership Preferred Units after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on
                                          --------
     which a Person converting a unit of Series D Partnership Preferred Units would no longer be entitled to receive such Security with a Partnership Common Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the shareholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences). If any distribution of the type described in this paragraph
     (iii) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such distribution had not been declared.

          Rights or warrants distributed by the Corporation to all holders of Common Equity Shares entitling the holders thereof to subscribe for or purchase shares of the Corporation's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Equity Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Equity Shares, shall be deemed not to have been distributed for purposes of this subparagraph
     (iii) (and no adjustment to the Conversion Price under this subparagraph
     (iii) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof to the extent not exercised). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this subparagraph (iii), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution (but not a distribution paid exclusively in cash), equal to the per share redemption or repurchase price received by a holder of Common Equity Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Equity Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

               (iv) In case a tender or exchange offer (which term shall not include open market repurchases by the Corporation) made by the Corporation or any subsidiary or controlled Affiliate of the Corporation for all or any portion of the Common Equity Shares shall expire and such tender or exchange offer shall require the payment by the Corporation or such subsidiary or controlled Affiliate of consideration per Common Equity Share having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer, that exceeds the Current Market Price per share of the Corporation's Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph, by a fraction of which the numerator shall be the number of Common Equity Shares outstanding (including any tendered or exchanged shares) at the Expiration Time, multiplied by the Current Market Price per share of the Corporation's Common Stock on the Trading Day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based upon the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum, being referred to as the "Purchased Shares") and (B) the product of the number of Common Equity Shares outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Corporation's Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event the Corporation or any subsidiary or controlled Affiliate is obligated to purchase shares pursuant to any such tender offer, but the Corporation or such subsidiary or controlled Affiliate is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

               (v) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by
                                --------  -------
     reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made
               --------  -------
     in accordance with the provisions of this Section 6 (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Partnership Common Units. Notwithstanding any other provisions of this
     Section 6, the Partnership shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Equity Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Equity Shares under such plan. All calculations under this Section 6 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-hundredth of a partnership unit (with .005 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any partnership unit distributions, subdivision of partnership units, reclassification or combination of partnership units, distribution of rights or warrants to purchase partnership units, or distribution of other assets (other than cash distributions) hereafter made by the Partnership to its Partners shall not be taxable. To the extent permitted by applicable law, the Partnership from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Managing General Partner shall have made a determination that such reduction would be in the best interests of the Partnership, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Partnership shall mail to the holder of each Series D Partnership Preferred Unit at his or her last address shown on the Partnership's records a notice of reduction prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (e) If the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, self tender offer for 40% or more of its Common Equity Shares, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Equity Shares and excluding any transaction as to which subparagraph (d)(i) of this Section 6 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which all or substantially all of the Partnership Common Units are converted into the right to receive different securities or other property (including cash or any combination thereof), each Series D Partnership Preferred Unit which is not redeemed or converted into the right to receive different securities or other property prior to such Transaction shall thereafter be convertible, in lieu of Partnership Common Units into the kind and amount of different securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Partnership Common Units into which one Series D Partnership Preferred Unit was convertible immediately prior to such Transaction, assuming such holder of Partnership Common Units (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this paragraph (e) the kind and amount of shares, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by holders of a plurality of the Non-Electing Shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series D Partnership Preferred Units that will contain provisions enabling the holders of the Series D Partnership Preferred Units that remain outstanding after such Transaction to convert into the consideration received by holders of Partnership Common Units at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f)  If:

               (i) the Corporation shall declare a distribution (or any other distribution) on its Common Equity Shares (other than cash distributions or distributions paid with respect to the Common Equity Shares after December 31, 1997 not in excess of the sum of the Corporation's cumulative undistributed Funds from Operations at December 31, 1997, plus the cumulative amount of Funds from Operations, as determined by the Board of Directors, after December 31, 1997, minus the cumulative amount of distributions accrued or paid in respect of the Corporation's Series D Equity Shares or any other class or series of preferred stock of the Corporation after the Grant Date); or

               (ii) the Corporation shall authorize the granting to all holders of Common Equity Shares of rights, options or warrants to subscribe for or purchase any shares of any class or any other rights, options or warrants; or

               (iii) there shall be any reclassification of the Common Equity Shares (other than an event to which subparagraph (d)(i) of this Section 6 applies) or any consolidation or merger to which the Corporation is a party (other than a merger in which the Corporation is the surviving entity) and for which approval of any shareholders of the Corporation is required, or a statutory share exchange, or a self tender offer by the Corporation for all or substantially all of its outstanding shares of Common Stock or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety; or

               (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Partnership shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of Series D Partnership Preferred Units at their addresses as shown on the records of the Partnership, as promptly as possible, but at least 10 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such distribution, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Equity Shares of record to be entitled to such distribution, distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Partnership Common Units of record shall be entitled to exchange their Partnership Common Units for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6.

          (g) Whenever the Conversion Price is adjusted as herein provided, the Partnership shall promptly file with the Transfer Agent a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Partnership shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and shall mail such notice of such adjustment of the Conversion Price to the holder of each Series D Partnership Preferred Unit at such holder's last address as shown on the records of the Partnership.

          (h) In any case in which paragraph (d) of this Section 6 provides that an adjustment shall become effective on the day next following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series D Partnership Preferred Unit converted after such record date and before the occurrence of such event the additional Partnership Common Units issuable upon such conversion by reason of the adjustment required by such event over and above the Partnership Common Units issuable upon such conversion before giving effect to such adjustment and
(B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 6.

          (i) There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 6.
If any action or transaction would require adjustment of the Conversion Price pursuant to both paragraph (d) and paragraph (e) of this Section 6, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

          (j) If the Corporation shall take any action affecting the Common Equity Shares, other than action described in this Section 6, that in the opinion of the Managing General Partner would materially and adversely affect the conversion rights of the holders of the Series D Partnership Preferred Units, the Conversion Price for the Series D Partnership Preferred Units may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Managing General Partner may determine to be equitable in the circumstances.

          (k) The Partnership covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Partnership Common Units, for the purpose of effecting conversion of the Series D Partnership Preferred Units, the full number of Partnership Common Units deliverable upon the conversion of all outstanding Series D Partnership Preferred Units not theretofore converted. For purposes of this paragraph (k), the number of Partnership Common Units that shall be deliverable upon the conversion of all outstanding Series D Partnership Preferred Units shall be computed as if at the time of computation all such outstanding units were held by a single holder.

          Any Partnership Common Units issued upon conversion of the Series D Partnership Preferred Units shall be validly issued, fully paid and nonassessable.

          The Partnership shall use its best efforts to comply with all federal and state securities laws and regulations thereunder in connection with the issuance of any securities that the Partnership shall be obligated to deliver upon conversion of the Series D Partnership Preferred Units. The certificates evidencing such securities shall bear such legends restricting transfer thereof in the absence of registration under applicable securities laws or an exemption therefrom as the Partnership may in good faith deem appropriate.

          (l) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Partnership Common Units or other securities or property on conversion of the Series D Partnership Preferred Units pursuant hereto; provided, however, that
                                                      --------  -------
the Partnership shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Partnership Common Units or other securities or property in a name other than that of the holder of the Series D Partnership Preferred Units to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Partnership the amount of any such tax or established, to the reasonable satisfaction of the Partnership, that such tax has been paid.

     7.   Redemption at the Option of the Holder.

          (a) At any time after August 12, 2008, the holders of Series D Partnership Preferred Units shall have the right at any time that the Corporation's Common Stock has a Current Market Price at or below the Conversion Price per unit, to require the Partnership, to the extent the Partnership shall have funds legally available therefor, to redeem any or all of the Series D Partnership Preferred Units held by such holder at a repurchase price payable, at the option of the Partnership, in either (i) cash or (ii) such number of Partnership Common Units that shall be convertible into shares of the Corporation's Common Stock as shall have a Current Market Price in the aggregate on the day prior to the day such holder gives notice pursuant to Section 7(b) of its intention to redeem, equal to in either case, 100% of the Liquidation Preference thereof plus accrued and unpaid distributions whether or not declared, if any, to the date of repurchase or the date payment is made available (in the aggregate, the "Redemption Payment").

          (b) Notwithstanding paragraph (a) of this Section 7, in the event that WHL and its subsidiaries and the trustee of Westfield America Trust on behalf of Westfield America Trust vote to approve the conversion of the Corporation's Series D Equity Shares into Common Equity Shares at a meeting of shareholders at which such proposal is raised, but the shareholders of the Corporation as a whole reject the foregoing proposal, then from and after the later of such rejection date and the second anniversary of the Grant Date, the Series D Partnership Preferred Units shall be redeemable at the option of the holder, to the extent that the Partnership shall have funds legally available therefor, at a redemption price payable in cash equal to the product of (a) the Series D Common Equivalent Factor times (b) the Current Market Price on the date of the notice provided pursuant to paragraph (c) below, plus all accumulated, accrued and unpaid dividends whether or not declared, if any, to the date of repurchase or the date payment is made available.

          (c) For purposes of this Section 7, redemption at the option of the holder shall be deemed to occur upon receipt by the Partnership of written notice that the holder of Series D Partnership Preferred Units wishes to tender units to be redeemed. The holders of such units to be redeemed shall then have 30 days from the date of such notice to deliver such units to the Transfer Agent. Upon the surrender of the certificate or certificates of Series D Partnership Preferred Units to be redeemed, duly endorsed or assigned to the Partnership or in blank, at the office of the Transfer Agent, the Partnership shall promptly, either (i) by wire transfer of immediately available funds to such holder, as directed by such holder, send an amount equal to the Redemption Payment in respect of all Series D Partnership Preferred Units or portions thereof so tendered or (ii) issue and deliver to such holder, or on his or her written order, a certificate or certificates for the number of full Partnership Common Units issuable in respect of all Series D Partnership Preferred Units or portions thereof so tendered.

     8.   Status of Reacquired Series D Partnership Preferred Units.

          All Series D Partnership Preferred Units which shall have been granted and reac quired in any manner by the Partnership shall be deemed cancelled.

     9.   Ranking.

          The Series D Partnership Preferred Units shall with respect to distribution rights and rights on liquidation, dissolution and winding up of the affairs of the Partnership, rank pari passu to the Series A Partnership
                                 ----------
Preferred Units and the Series B Partnership Preferred Units and the Series C Partnership Preferred Units.

          Each Series D Partnership Preferred Unit shall be identical in all respects to each other Series D Partnership Preferred Unit.

          Any class or series of Partnership Units or Investor Unit Rights shall be deemed to rank:

          (a) prior or senior to the Series D Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon the liquidation, dissolution and winding up of the Partnership, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, shall be entitled to the receipt of distributions or of amounts distributable upon the liquidation, dissolution and winding up of the Partnership in preference or priority to the holders of Series D Partnership Preferred Units ("Senior Units");

          (b) on a parity with the Series D Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon the liquidation, dissolution and winding up of the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof shall be different from those of the Series D Partnership Preferred Units, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, and the Series D Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon the liquidation, dissolution and winding up of the Partnership in proportion to their respective amounts of accumulated and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other ("Parity Units");

          (c) junior to the Series D Partnership Preferred Units, as to the payment of distributions or as to the distribution of assets upon the liquidation, dissolution and winding up of the Partnership, if the holders of Series D Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon the liquidation, dissolution and winding up of the Partnership, in preference or priority to the holders of such class or series of Partnership Units or Investor Unit Rights ("Junior Units"); and

          (d) junior to the Series D Partnership Preferred Units, as to the payment of distributions and as to the distribution of assets upon the liquidation, dissolution and winding up of the Partnership, if such class or series of Partnership Units is Partnership Common Units or Class A Investor Unit Rights, as the case may be, or if the holders of Series D Partnership Preferred Units shall be entitled to receipt of distributions and of amounts distributable upon the liquidation, dissolution and winding up of the Partnership, in preference or priority to the holders of such class or series of Partnership Units or Investor Unit Rights ("Fully Junior Units").

     10.  Allocations.

          (a) For each partnership year, each Holder of a Share of Series D Preferred Units shall be allocated Net Income of the Partnership in an amount equal to the amount of distributions made with respect to such Holder's Series D Preferred Units pursuant to Section 3 hereof during such Partnership Year. In no event shall items of Net Loss of the Partnership be allocated to any Holder of Series D Preferred Units unless such allocation is required by Section 704(b) of the Code or Section 10(b) of this Exhibit K.
                                     ---------

          (b) If any Series D Partnership Preferred Units are redeemed pursuant to the terms of this Exhibit K, for the Partnership Year that includes such
                     ---------
redemption (and, if necessary, for subsequent Partnership Years) (a) gross income and gain (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the redemption amounts paid or payable with respect to the Series D Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series D Partnership Preferred Unit allocable to the Series D Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series D Partnership Preferred Unit allocable to the Series D Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the redemption amount paid or payable with respect to the Series D Partnership Preferred Units so redeemed (or treated as redeemed).

     11.  Voting and Consent Rights.

          (a) Holders of Series D Partnership Preferred Units shall have only those voting and consent rights specified in Section 7.3.B of the Agreement and
Section 11(b) hereof.

          (b) So long as any Series D Partnership Preferred Units are outstanding, in addition to any other vote or consent of holders of Series D Partnership Preferred Units required by law or by the Agreement, the affirmative vote or consent of holders of at least 50% of the outstanding Series D Partnership Preferred Units, voting or consenting as a separate class, given in Person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any amendment or alteration of any of the provisions of this Partnership Unit Designation or the Agreement that materially and adversely affects the material powers, rights or preferences of the holders of the Series D Partnership Preferred Units; provided, however, that the amendment of the Agreement so as to
                 --------  -------
authorize, create, issue or
grant any class or series of Partnership Units, including, without limitation, any such Partnership Units that may have rights senior or superior to the Series D Partnership Preferred Units, shall be deemed not to materially and adversely affect the material powers, rights or preferences of the holders of Series D Partnership Preferred Units.

          (c) Except as otherwise required by applicable law or as set forth herein or in the Agreement, the holders of the Series D Partnership Preferred Units shall not have any relative, participating, optional or other special voting rights or powers with respect to any matter, and the consent or approval of the holders thereof shall not be required for the taking of any action by the Partnership.

     12.  Information Rights.

          Holders of Series D Partnership Preferred Units shall have only the information rights specified in Section 8.5.A and Section 9.3 of the Agreement.

     13.  Restrictions on Transfer.

          The Series D Partnership Preferred Units are subject to the restrictions on transfer set forth in Article 11 of the Agreement.

     14.  Ambiguity.

          In the case of an ambiguity in the application of any of the provisions of this Partnership Unit Designation, the Managing General Partner shall have the power to determine the application of the provisions of this Partnership Unit Designation with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

     15.  Partnership Records.

          The Managing General Partner shall amend Exhibit A to the Agreement
                                                   ---------
from time to time to the extent necessary to reflect accurately the grant and any subsequent redemption of, or other event having an effect on the ownership of, Series D Partnership Preferred Units.

     16.  Governing Law.

          This Exhibit K shall be construed and enforced in accordance with, and
               ---------
governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.